                                                                         (a)(22)

                              ING SERIES FUND, INC.

                             ARTICLES SUPPLEMENTARY

     ING SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended, and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Board of Directors, at its meeting held on December 19, 2007, adopted resolutions designating and classifying six hundred million (600,000,000) shares of capital stock of the Corporation as follows:

                                                Name of Class       Number of
               Name of Series                     of Series     Shares Allocated
--------------------------------------------------------------------------------
ING Global Income Builder Fund                     Class A         100,000,000
                                                   Class B         100,000,000
                                                   Class C         100,000,000
                                                   Class I         100,000,000
                                                   Class W         100,000,000
ING Tactical Asset Allocation Fund                 Class I         100,000,000

     SECOND: The shares of such Series designated and classified in Article FIRST of these Articles Supplementary, shall have the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, conversion rights, and terms and conditions of redemption as set forth in Sections Seventh and Eighth of, and elsewhere in, and shall be subject to all provisions of, the Corporation's Articles of Amendment and Restatement, as currently in effect (the "Charter").

     THIRD: The shares of the Corporation classified pursuant to Article FIRST of these Articles Supplementary have been so classified by the Board of Directors under the authority contained in Section Second Eleventh and Twelfth of the Charter.

     FOURTH: Immediately prior to the effectiveness of these Articles Supplementary, the Corporation had authority to issue sixteen billion (16,000,000,000) shares of capital stock with a par value of $0.001 per share and with an aggregate par value of sixteen million dollars ($16,000,000), of which the Board had designated and classified eleven billion, seven hundred million (11,700,000,000) shares as follows:

                                                Name of Class       Number of
               Name of Series                     of Series     Shares Allocated
--------------------------------------------------------------------------------
ING 130/30 Fundamental Research Fund               Class A         100,000,000
                                                   Class B         100,000,000
                                                   Class C         100,000,000
                                                   Class I         100,000,000
ING Balanced Fund                                  Class A         100,000,000
                                                   Class B         100,000,000
                                                   Class C         100,000,000
                                                   Class I         100,000,000
                                                   Class O         100,000,000
ING Global Science and Technology Fund             Class A         100,000,000
                                                   Class B         100,000,000
                                                   Class C         100,000,000
                                                   Class I         100,000,000
                                                   Class O         100,000,000
ING Growth and Income Fund                         Class A         100,000,000
                                                   Class B         100,000,000
                                                   Class C         100,000,000
                                                   Class I         100,000,000
                                                   Class O         100,000,000
ING Index Plus LargeCap Fund                       Class A         100,000,000

                                                Name of Class       Number of
               Name of Series                     of Series     Shares Allocated
--------------------------------------------------------------------------------
                                                   Class B         100,000,000
                                                   Class C         100,000,000
                                                   Class I         100,000,000
                                                   Class O         100,000,000
                                                   Class R         100,000,000
ING Index Plus MidCap Fund                         Class A         100,000,000
                                                   Class B         100,000,000
                                                   Class C         100,000,000
                                                   Class I         100,000,000
                                                   Class O         100,000,000
                                                   Class R         100,000,000
ING Index Plus SmallCap Fund                       Class A         100,000,000
                                                   Class B         100,000,000
                                                   Class C         100,000,000
                                                   Class I         100,000,000
                                                   Class O         100,000,000
                                                   Class R         100,000,000
ING Money Market Fund                              Class A       1,000,000,000
                                                   Class B       1,000,000,000
                                                   Class C       1,000,000,000
                                                   Class I       1,000,000,000
                                                   Class O       1,000,000,000

                                                Name of Class       Number of
               Name of Series                     of Series     Shares Allocated
--------------------------------------------------------------------------------
ING Small Company Fund                             Class A         100,000,000
                                                   Class B         100,000,000
                                                   Class C         100,000,000
                                                   Class I         100,000,000
                                                   Class O         100,000,000
ING Strategic Allocation Conservative Fund         Class A         100,000,000
                                                   Class B         100,000,000
                                                   Class C         100,000,000
                                                   Class I         100,000,000
                                                   Class O         100,000,000
ING Strategic Allocation Growth Fund               Class A         100,000,000
                                                   Class B         100,000,000
                                                   Class C         100,000,000
                                                   Class I         100,000,000
                                                   Class O         100,000,000
ING Strategic Allocation Moderate Fund             Class A         100,000,000
                                                   Class B         100,000,000
                                                   Class C         100,000,000
                                                   Class I         100,000,000
                                                   Class O         100,000,000
Brokerage Cash Reserves                                          1,000,000,000

     FIFTH: Immediately following the effectiveness of these Articles Supplementary, the Corporation will have authority to issue sixteen billion(16,000,000,000) shares of capital stock with a par value of $0.001 per share and with an aggregate par value of sixteen million dollars ($16,000,000), of which the Board of Directors has designated and classified twelve billion, three hundred million (12,300,000,000) shares as set forth in paragraphs FIRST and FOURTH of these Articles Supplementary and of which three billion, seven hundred million (3,700,000,000) shares remain unclassified.

     IN WITNESS WHEREOF, ING Series Fund, Inc. has caused these Articles Supplementary to be signed in its name on its behalf by its authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:                                ING Series Fund, Inc.


/s/ Theresa K. Kelety                   /s/ Todd Modic
-------------------------------------   ----------------------------------------
Name: Theresa K. Kelety                 Name: Todd Modic
Title: Secretary                        Title: Senior Vice President

Dated: February 15, 2008